UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1307 Point Street, Baltimore, Maryland 21231

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01 Other Events

At its meeting on November 4, 2026, T. Rowe Price Group, Inc.'s (the "Company") Executive Compensation and Management Development Committee (the "Committee") amended the T. Rowe Price Group, Inc. 2020 Long-Term Incentive Plan (the “Plan”) along with the form of the Notice of Grant under the Plan (the "Notice"). The changes to the Plan would allow continued vesting of Plan awards for employees following certain involuntary terminations. In addition the Notice was amended to include new vesting provisions for award grants under the Plan.

The foregoing description of the Plan and the Notice is qualified in its entirety by reference to the Plan and Notices, copies of which is attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1 Amended and Restated T. Rowe Price Group, Inc. 2020 Long-Term Incentive Plan

10.2 Form of Notice of Grant--U.S. 6-Month Notice Period--Material Risk Taker

10.3 Form of Notice of Grant--U.S. 6-Month Notice Period--Non-Material Risk Taker

10.4 Form of Notice of Grant--Non-U.S.--Material Risk Taker

10.5 Form of Notice of Grant--Non-U.S.--Non-Material Risk Taker

10.6 Form of Notice of Grant for Restricted Fund Unit Awards- U.S.

10.7 Form of Notice of Grant for Restricted Fund Unit Awards--U.S.--Non-Material Risk Taker

10.8 Form of Notice of Grant for Restricted Fund Unit Awards--Non-U.S.--Non- Material Risk Taker DG

10.9 Form of Notice of Grant for Restricted Fund Unit Based Awards--Non-U.S.--Non-Material Risk Taker

10.10 Form of Notice of Grant for Restricted Fund Unit Based Awards--CA Associate

10.11 Form of Notice of Grant for Restricted Fund Unit Awards--CA--Non-Material Risk Taker

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ David Oestreicher
Vice President, General Counsel and Secretary
Date: November 10, 2026